EXHIBIT 10.27AC

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-SIXTH AMENDMENT (this “Twenty-Sixth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Twenty-Sixth Amendment is the date last signed below (the “Twenty-Sixth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twenty-Sixth Amendment. If the terms and conditions set forth in this Twenty-Sixth Amendment conflict with the Agreement, the terms and conditions of this Twenty-Sixth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twenty-Sixth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twenty-Sixth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twenty-Sixth Amendment. Except as amended by this Twenty-Sixth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer and CSG entered into that certain Amended and Restated Ascendon Addendum (CSG doc no. 4131570) on December 16, 2019 (the “Ascendon Addendum”), which provided the Customer with the Ascendon System and Ascendon Services; and

WHEREAS, CSG and Customer agree to amend the Agreement to include a new requirement under PCI-DSS v4.0 Appendix A1.1.1 related to multi-tenant service providers.

NOW THEREFORE, Customer and CSG agree to the following as of the Twenty-Sixth Amendment Effective Date.

1.
Section 14, “Privacy, Data Transfer and Security Obligations” in Attachment A, “General Terms and Conditions – Ascendon Services” of the Ascendon Addendum is hereby amended to add the following new subsection (f):

“(f) Ascendon Systems [~~******]~~. Customer agrees and acknowledges that in order for CSG to provide the Ascendon Services and the Comcast Ascendon Solutions [as defined in the Ascendon Service Order No. 2 (CSG document #33060) dated April 29, 2021], CSG will be [~~******* ******]~~ to the Ascendon System and the Comcast Ascendon Solutions, as reasonably necessary and required, unless and to the extent that such [~~******]~~ is restricted by applicable law, in order to provide standard [~~*********** ******* *** ******* ****~~, including but not limited to, [~~******** ************ ****** ************** ********* **** ****** *** ******** ******** ********* ******** *** ***** ************* *** **********]~~. To protect Customer’s data within the Comcast Ascendon Solutions and the Ascendon System, CSG (i) will ensure Customer’s data in the Comcast Ascendon Solutions and Ascendon System has a [~~****** **********]~~ from other data that belongs to third parties within the multi-tenant environment of the Ascendon System, and (ii) will ensure that only [~~********** *** *********]~~ that are providing standard [~~*********** ******* *** ******* ****]~~ as set forth in this Section will [~~******]~~ the Ascendon System and the Comcast Ascendon Solutions.”

(REMAINDER OF PAGE LEFT BLANK)

IN WITNESS WHEREOF the Parties hereto have caused this Twenty-Sixth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC	CSG SYSTEMS, INC.
By: Deepak Bharathan	By: Michael J. Woods
Name: Deepak Bharathan	Name: Michael Woods
Title: Vice President, Procurement	Title: EVP
Date: 11-07-25_____________________________	Date:07/08/2025________________________________